NATIONWIDE MUTUAL FUNDS
Nationwide Fund
Nationwide Growth Fund
Nationwide International Value Fund
Nationwide Small Company Growth Fund
Nationwide U.S. Small Cap Value Fund

Supplement dated September 9, 2013
to the Prospectus dated March 1, 2013

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

1.	With respect to the Nationwide Fund and Nationwide Growth Fund:

On September 9, 2013, the Board of Trustees of Nationwide Mutual Funds considered and approved a proposal to convert existing Class B shares of the Nationwide Fund and Nationwide Growth Fund (each a “Fund” and collectively the “Funds”) to Class A shares of the same Fund and to terminate Class B shares.  The conversion is expected to occur on or about February 21, 2014 (the “Conversion Date”).

Until the Conversion Date, shareholders may purchase, redeem or exchange their Class B shares in the manner set forth in the Prospectus.

Upon the Conversion Date, all Class B shares will convert to Class A shares of the same Fund based on the relative net asset values of the classes without the imposition of any sales load, fee or other charge.  The Funds will cease offering Class B shares on the Conversion Date.

The following table shows the fees and expenses of Class B shares compared to those of Class A shares of each Fund:

	Nationwide Fund		Nationwide Growth Fund
	Class B	Class A	Class B	Class A
Shareholder Fees (paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchase (as a percentage of offering price)	5.00%	None	5.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	5.75%	None	5.75%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.58%	0.58%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	1.00%	0.25%	1.00%	0.25%
Other Expenses	0.21%	0.17%	0.39%	0.42%
Total Annual Fund Operating Expenses	1.75%	1.04%	1.99%	1.27%
Amount of Waiver/Expense Reimbursement	N/A	N/A	(0.44)%1,2	(0.44)%1,2
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.75%	1.04%	1.55%	0.83%

1
Nationwide Mutual Funds (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting operating expenses to 0.65% until at least February 28, 2014. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, brokerage commissions, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated at any time but only with the consent of the Board of Trustees of the Trust. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses. More information about administrative service fees can be found in “Investing with Nationwide Funds” on page 35 of the Prospectus.

2
In addition to the expense limitation agreement discussed in Footnote 1, the Trust and the Adviser have entered into a written contract waiving 0.10% of the management fee to which the Adviser would be entitled until February 28, 2014.

2.	Effective March 1, 2014, Class R2 shares of the Nationwide Fund and Nationwide Growth Fund, will be renamed “Class R” shares.

3.	Effective immediately, the information under the section entitled “Institutional Service Class Shares” on page 34 of the Prospectus is deleted in its entirety and replaced with the following:

Institutional Service Class Shares

Institutional Service Class shares are available for purchase only by the following:

•
retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

•	retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Funds for these services;
•
a bank, trust company or similar financial institution investing for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee in exchange for services provided;

•	fee-based accounts of broker-dealers and/or registered investment advisors investing on behalf of their customers;
•	unregistered life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans or
•	current holders of Institutional Service Class shares of any Nationwide Fund.

4.	Effective immediately, the information under the section entitled “Institutional Class Shares” on page 35 of the Prospectus is deleted in its entirety and replaced with the following:

Institutional Class Shares

Institutional Class shares are available for purchase only by the following:

•	funds of funds offered by the Distributor or other affiliates of the Funds;
•
institutional advisory accounts of the Adviser’s affiliates, those accounts which have client relationships with an affiliate of the Adviser, its affiliates and their corporate sponsors and subsidiaries and related retirement plans (“Affiliated Accounts”);

•	rollover individual retirement accounts from such Affiliated Accounts;
•	a bank, trust company or similar financial institution investing for its own account;
•	high net worth individuals or corporations who invest directly with the Trust without using the services of a broker, investment adviser or other financial intermediary or
•	current beneficial holders of Institutional Class shares of any Nationwide Fund.

5.	Effective immediately, the section entitled “Medallion Signature Guarantee” on page 41 of the Prospectus is deleted in its entirety and replaced with the following:

Signature Guarantee

A signature guarantee is required for sales of shares of the Funds in any of the following instances:

•	your account address has changed within the last 30 calendar days;
•	the redemption check is made payable to anyone other than the registered shareholder;
•	the proceeds are mailed to any address other than the address of record or
•	the redemption proceeds are being wired or sent by ACH to a bank for which instructions currently are not on your account.

No signature guarantee is required under normal circumstances where redemption proceeds are transferred directly to: (1) another account maintained by a Nationwide Financial Services, Inc. company; or (2) a bank account the registration of which includes the names of all of the account owners in which the mutual fund account is registered.

A signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer’s signature is valid. We reserve the right to require a signature guarantee in other circumstances, without notice.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE